BILL OF SALE



          FOR VALUABLE CONSIDERATION, C.M. Complex Joint Venture, a California general partnership and Cable Plant Joint Venture, a California general partnership, (collectively "Seller"), hereby sells and conveys to LaSalle National Trust, N.A., as Trustee under Trust Agreement dated August 2, 1996 and Known As Trust Number 120414 with an address of 135 South LaSalle Street,
Chicago, Illinois   60603, the personal  property listed on  Exhibit B attached hereto and located at 2430 S. Cicero Avenue, Cicero, Illinois and 4545 W. Cermak, Chicago, Illinois, also known as the Cable Plant and the C.M. Complex legally described on Exhibit A attached hereto in "as-is" "where-is" condition, free and clear of all liens and encumbrances.

          IN WITNESS WHEREOF, this  Bill of Sale was  executed this      day  of
                    , 1996.


                         CABLE PLANT JOINT VENTURE
                         a California general partnership

                         By: ANGELES INCOME PROPERTIES, LTD. 6
                         a California limited partnership, its
                         general partner

                         By:  ANGELES REALTY CORPORATION II, a
                         California corporation, its sole general partner


                         By:
                         Its:


                         C.M. COMPLEX JOINT VENTURE
                         a California general partnership

                         By: ANGELES INCOME PROPERTIES, LTD. 6
                         a California limited partnership, its
                         general partner

                         By:  ANGELES REALTY CORPORATION II, a
                         California corporation, its sole general partner

                         By:
                         Its:

                                   EXHIBIT A


                               Legal Description

                                  EXHIBIT B

                                       TO

                                  BILL OF SALE


                               Personal Property



          1 - Steel Frame Desk
          2 - Conference Tables
         10 - Chairs
          1 - 2-Drawer Steel File Cabinet
          2 - Four-Drawer Steel File Cabinets
          1 - Smith Corona XD8000 Typewriter
          1 - Omega IV Phone System With 4 Stations
          1 - 1991 Ford Econo-Cargo Van With Ladder Rack
          3 - Propane Heaters (at water tower)
          1 - Small Pump in the Bldg. 101 Pump Room
          1 - Heater in Bldg. 101

          *All tools are personal property of Edward Williams and are excluded. *All pictures (other than property photos), plants and floral arrangements are personal property of Insignia employees and are  excluded.
          *All computer equipment is property of Insignia Commercial Group and is excluded.